EXHIBIT 99.1


CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309

COMPARATIVE BALANCE SHEET

                                                                    As of             As of
                                                                 January 24,       February 23,
ASSETS                                                              2002              2002
-----------------------------------------------------------------==============================
CURRENT ASSETS
 Cash and cash equivalents                                       $   136,843       $   311,111
 Accounts receivable, net of reserves                                445,439           548,297
 Notes receivable                                                    350,000           350,000
 Inventories                                                         802,243           722,332
 Prepayments                                                          67,218            53,825
-----------------------------------------------------------------------------------------------
     Total current assets                                          1,801,743         1,985,565
-----------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
 Machinery and equipment                                           1,359,149         1,359,149
 Less accumulated depreciation                                    (1,126,180)       (1,133,357)
-----------------------------------------------------------------------------------------------
     Net property and equipment                                      232,969           225,792
-----------------------------------------------------------------------------------------------
     Total assets                                                $ 2,034,712       $ 2,211,357
===============================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
-----------------------------------------------------------------
CURRENT LIABILITIES
 Notes payable and current maturities of long-term debt          $   221,255       $   242,619
 Accounts payable                                                  1,917,898         2,044,738
 Deferred revenues                                                    75,322            94,939
 Deferred gain, current portion                                      818,238           715,958
 Accrued liabilities:
  Salaries and benefits                                              103,249           103,926
  Warranty reserve                                                   300,000           300,000
  Restructuring reserve                                            1,093,708         1,075,537
  Other                                                              224,703           222,877
-----------------------------------------------------------------------------------------------
     Total current liabilities                                     4,754,373         4,800,594
-----------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.50 par value, 5,000,000 shares authorized,
     1,328,565 and 1,322,663  shares issued and outstanding          664,283           664,283
 Additional paid-in capital                                          809,599           809,599
 Accumulated other comprehensive income                               50,871            50,871
 Pre-bankruptcy retained earnings (accumulated deficit)           (4,244,414)       (4,244,414)
 Post-bankruptcy retained earnings                                        --           130,424
-----------------------------------------------------------------------------------------------
     Total stockholders' equity (deficit)                         (2,719,661)       (2,589,237)
-----------------------------------------------------------------------------------------------
     Total liabilities and stockholders' equity (deficit)        $ 2,034,712       $ 2,211,357
===============================================================================================

CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309

PROFIT & LOSS STATEMENT

                                                 As of             As of
                                              January 24,      February 23,
                                                 2002              2002
                                              =============================
 Sales:
       Domestic                               $ 162,778          $ 451,043
       International                             35,657             58,303
                                              -----------------------------
            Total sales                         198,435            509,346
Cost of Goods Sold:
       Direct costs                             114,877            268,828
            Direct margin %                        42.1%              47.2%
       Variance                                  (3,637)                --
       Engineering burden                        (8,712)             2,796
       Production burden                         (9,210)             2,647
       Warranty                                   9,664              3,172
       Inventory obsolescence                     3,800              3,800
                                              -----------------------------
            Total cost of goods sold            106,782            281,243
                 Gross profit %                    46.2%              44.8%

       Commissions                               20,829             25,527
       Marketing and sales expense               33,974             26,303
       Research & development                    31,540             24,627
                                              -----------------------------
       Total contribution costs                 193,125            357,700
                                              -----------------------------
            Contribution margin                   5,310            151,646
                 Contribution margin %              2.7%              29.8%

Other Expenses:
       Allocated selling expense                  9,677              5,342
       G & A expense                             82,244             44,230
                                              -----------------------------
            Total other expenses                 91,921             49,572
                 Percent of sales                  46.3%               9.7%
       Interest                                    (512)             1,650
                                              -----------------------------
Earnings from Operations                        (86,099)           100,424
      Percent of sales                            (43.4)%             19.7%

       Misc. (Income)/Expense                        --            (30,000)
                                              -----------------------------
Profit before Taxes                             (86,099)           130,424
      Percent of sales                            (43.4)%             25.6%

Provision for Income Taxes                           --                 --
Profit after Taxes                            $ (86,099)         $ 130,424
      Percent of sales                            (43.4)%             25.6%
                                              =============================

CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309
CASH RECEIPTS & DISBURSEMENTS (CALENDAR)

                                                                      FOR PERIOD
                                                                       FEB 1-28
                                                                      ----------
CASH-BEGINNING OF MONTH                                               242,070.84
           RECEIPTS FROM OPERATIONS
CASH SALES
   LESS: CASH REFUNDS
NET CASH SALES                                                                --
           COLLECTIONS OF ACCTS REC.
PRE-PETITION                                                          115,090.15
POST-PETITION                                                         141,800.30
OTHER                                                                  33,042.79
TOTAL OPERATING RECEIPTS (LINES 4+5+6+7)                              289,933.24
           NON-OPERATING RECEIPTS
LOANS/ADVANCES/TRANSFERS                                              109,628.16
SALE OF ASSETS
OTHER                                                                  33,042.79
TOTAL NON-OPERATING RECEIPTS (LINES 9+10+11)                          142,670.95
TOTAL RECEIPTS (LINES 8+12)                                           432,604.19
TOTAL CASH AVAILABLE (LINES 13+1)                                     674,675.03



           OPERATING DISBURSEMENTS:
NET PAYROLL / COMMISSIONS                                              66,074.73
PAYROLL TAXES-PAID                                                     31,268.82
SALES, USE & OTHER TAXES PAID                                              29.00
SECURED/RENTAL/LEASES                                                  19,353.47
UTILITIES                                                               1,691.60
INSURANCE                                                              18,548.35
INVENTORY PURCHASES                                                   105,852.64
REPAIRS & MAINTENANCE                                                     785.97
SUPPLIES - MISC EXPENSES                                                1,151.48
401k to MN Life/United Way/Dependent Care                               6,728.31
OTHER:   Payroll fees                                                     574.57
OTHER:   UPS charges autodebited from account                           2,597.53
OTHER:   Freight - Misc other fees                                      4,654.24
OTHER:   LOAN PAYDOWN                                                 273,263.90
TOTAL OPERATING DISBURSEMENTS                                         532,574.61
             REORGANIZATION EXPENSES:
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
OTHER:
OTHER:
TOTAL REORGANIZATION EXPENSES                                                 --
TOTAL DISBURSEMENTS (LINES 32+37)                                     532,574.61
CASH-END OF MONTH                                                     142,100.42

CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309

                                                          OPERATING       LOCKBOX         PAYROLL        INVEST ACCT    GENERAL DIP
                                                           ACCT #          ACCT #          ACCT #          ACCT #         ACCT #
                                                        ------------    ------------    ------------    ------------   ------------
BANK RECONCILIATIONS - FEBRUARY                         351 470 5606    635 505 4478    351 470 1314    150 418 1013   336 997 8907

BALANCE PER BANK STATEMENT                                99,230.16              --       37,688.38        1,501.02       85,888.82
ADD: DEBITS BY BANK, NOT ON RI TIL NEXT MONTH            150,632.48       60,256.42       15,000.00                       59,111.18
ADD: SERVICE CHARGES
SUBTRACT: OUTSTANDING CHECKS                             (19,778.61)                                                             --
SUBTRACT: CREDITS BY BANK NOT ON RI TIL NEXT MONTH               --         (278.00)                                    (145,000.00)
SUBTRACT: ENTRY MADE AFTER M/E CUTOFF                     (1,406.35)                     (32,688.38)
SUBTRACT: INTEREST EARNED                                        --              --              --           (1.02)             --
                                                        ------------    ------------    ------------    ------------   ------------
END OF MONTH BANK BALANCE                                228,677.68       59,978.42       20,000.00        1,500.00              --

PER BOOKS                                                228,882.76       59,978.42       20,000.00        1,500.00              --

                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                             BASED ON CALENDAR MONTH

CASE NUMBER: 02-40309
CASE NAME: Research Incorporated

INSIDERS:
----------------------------------------------------------------------------
       Name         Type of        Jan 24-      Feb-02    Mar-02   Qtr Total
                    Compensation   31, 2002
----------------------------------------------------------------------------
                                   None                                  --
BRUCE BAILEY        Sales dinner                  86.86               86.86
BRUCE BAILEY        Salary                     8,376.92            8,376.92
BRAD YOPP           Salary                     9,000.00            9,000.00
                                                                         --
                                                                         --
                                                                         --
                                                                         --
                                                                         --
                                                                         --
                                                                         --
                                                                         --
                                                                         --
   Total Payments to Insiders:     $ --     $ 17,463.78   $ --  $ 17,463.78
----------------------------------------------------------------------------


PROFESSIONALS:
----------------------------------------------------------------------------
       Name         Type of        Jan 24-      Feb-02    Mar-02   Qtr Total
                    Compensation   31, 2002
----------------------------------------------------------------------------
                                   None         None                     --
                                                                         --
                                                                         --
                                                                         --
                                                                         --
                                                                         --
                                                                         --
                                                                         --
                                                                         --
                                                                         --
                                                                         --
                                                                         --
                                                                         --
 Total Payments to Professionals:  $ --         $ --      $ --     $     --
----------------------------------------------------------------------------

CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309

POST PETITION PAYROLL TAX STATUS

                                               AMT W/H OR
                                BEGINNING        ACCRUED                         ENDING
               FEDERAL          TAX LIAB.       FEB 1 - 28       AMT PAID       TAX LIAB.
               =======         -----------     -----------     -----------     -----------
WITHHOLDING                    $        --     $ 11,211.76     $ 11,211.76     $        --
FICA-EMPLOYEE                           --        7,233.69        7,233.69              --
FICA-EMPLOYER                           --        7,233.68        7,233.68              --
UNEMPLOYMENT (FUTA)                     --          282.27          282.27              --
INCOME                                  --              --              --              --
OTHER                                   --              --              --              --
                               -----------     -----------     -----------     -----------
TOTAL FEDERAL TAXES                     --       25,961.40       25,961.40              --


                STATE
                =====
WITHHOLDING                            --         4,383.00        4,383.00              --
SALES                              120.68        10,354.58                       10,475.26
EXCISE                                 --               --              --              --
UNEMPLOYMENT (SUI)                     --           924.42          924.42              --
OTHER                                  --               --              --              --
REAL PROPERTY                          --               --              --              --
PERSONAL PROPERTY                      --               --              --              --
OTHER                                  --               --              --              --
                               ----------      -----------     -----------     -----------
TOTAL STATE & LOCAL TAXES          120.68        15,662.00        5,307.42       10,475.26

TOTAL TAXES DUE                $   120.68      $ 41,623.40     $ 31,268.82     $ 10,475.26

Case Name: Research, Inc.
Case Number: 02-40309


                    AGING SCHEDULE OF POST-PETITION PAYABLES
                    ----------------------------------------
                               February 1-28, 2002

                                                                       CURRENT
                                                                      0-30 DAYS
                                                                      ---------
ACT INC                                                                  150.00
ALLEGIS                                                                  162.86
AT&T                                                                      39.93
AVAYA INC                                                                130.00
BAR-TRON                                                                 356.25
BENNETT & CO                                                             250.50
BUSCH ELECTRONICS                                                        169.00
DAWSON & ASSOC.                                                          365.75
FABER-RENOFF                                                              15.79
FAIRVIEW MACHINE                                                        (155.00)
HENNEPIN CNTY TREASURER                                                  224.40
INSTRUMENTATION SYSTEMS                                                9,754.54
JJ GALLEHER                                                              450.84
JORDAN/MARLAR/HALE                                                        62.80
MS MICHAELS ASSOC.                                                       160.00
MINCO PRODUCTS                                                           224.54
MINNEGASCO                                                             4,032.13
NEDCO ELECTRONICS                                                        392.04
ORBIT SOFTWARE                                                           360.00
PATRICK & DOUGLAS                                                      1,117.55
POWER DEVICES                                                            184.70
PRIME INDUSTRIAL                                                       1,594.86
QCON                                                                     214.25
ROBERTS ENG                                                              259.50
SYNERGETIC TECHNOLOGIES                                               (2,832.10)
THERMAL SOURCE                                                         1,035.25
THERMAL WAVE                                                           5,681.67
WELLS FARGO                                                              626.03

TAXING AUTHORITY-STATE
FL DEPT OF REVENUE                                                        84.66
CA STATE BOARD OF EQUAL                                                9,000.00
TREASURER OF STATE                                                       (25.34)

                                                                  --------------
                                                                     $11,977.66
                                                                  ==============

              POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
                             BASED ON CALENDAR MONTH
                               FEBRUARY 1-28, 2002
                               Case Name: 02-40309
                       Case Number: Research Incorporated

------------------------------------------------------------------------------------------------------
                                                SCHEDULED
                                           MONTHLY/QUARTERLY/
                                             YEARLY PAYMENT        AMOUNT PAID
POST-PETITION SECURED LEASES PAYABLE               DUE             DURING MONTH         TOTAL UNPAID
------------------------------------------------------------------------------------------------------
ADAGER                                      $          --        $          --        $           --
ADT                                                    --                   --                    --
AT&T                                                   --                   --                    --
AVAYA                                            2,527.50             1,459.77              1,067.73*
CAZARIN                                            165.00                   --                165.00*
CITICAPITAL                                        373.54                   --                373.54*
CONTINENTAL PROPERTY GROUP                      53,914.58                   --             53,914.58*
DUN & BRADSTREET                                 1,781.33                   --              1,781.33*
INFINITY ACCESS                                    700.00               700.00                    --
IMATION                                            569.78                   --                569.78*
INSIGHT                                                --                   --                    --
IOS CAPITAL                                      3,836.15             1,725.30              2,110.85*
KEY EQUIPMENT                                          --                   --                    --
O'PIN SYSTMES                                          --                   --                    --
ORBIT SOFTWARE                                     360.00                   --                360.00*
ORIX CREDIT ALLIANCE SCHLEUNIGER INC                   --                   --                    --
PITNEY BOWES                                       263.06                   --                263.06*
PITNEY BOWES CREDIT                                321.42                   --                321.42*
QWEST                                              125.85               125.85                    --
RCM DATA CORPORATION                                   --                   --                    --
THE ASSOCIATES                                         --                   --                    --
VASKE COMPUTERS                                    832.00               832.00                    --
VERISIGN                                            67.08                   --                 67.08*
VERIZON                                             68.27                   --                 68.27*

                                            ----------------------------------------------------------
TOTAL DUE                                                                             $    61,062.64
                                            ==========================================================

* These were all paid on the March 1, 2002 check run.

Case Name: Research, Inc.
Case #: 02-40309


ACCOUNTS RECEIVABLE AGING


   AGING                       2/28/2002
   -----                     ------------
0-30 DAYS                    $ 398,995.26
31-60 DAYS                      76,965.06
61-90 DAYS                      27,002.91
91+ DAYS                       107,921.58
                             ------------
TOTAL A/R                    $ 610,884.81
                             ============

                                  QUESTIONNAIRE



Case Name: RESEARCH, INC.
           --------------

United States Bankruptcy Court District of MINNESOTA
                                           ---------

Case Number:  02-40309                                Division
              --------

Month:  FEBRUARY 2002
        -------------

1.    Taxes:

      Are all post-petition payroll, state and federal taxes current?
                  Yes ( X )      No (   )

      Are all post-petition income taxes, state and federal current?
                  Yes ( X )      No (   )

      Are all other post-petition taxes current?
                  Yes ( X )      No (   )

      If the answer to any of the questions above is no, please list the balances which are outstanding on the schedules of post-petition taxes payable.

2.    Insurance:

      Are workers compensation, general liability and other necessary insurance in effect?

                  Yes ( X )      No (   )

      Are all premium payments current?
                  Yes ( X )      No (   )

      PLEASE ITEMIZE ALL POLICIES:

                                                                               INSTALLMENT
                                                          EXPIRATION             PAYMENT        PERIOD            PAID
      TYPE OF POLICY             CARRIER                     DATE                 AMOUNT        COVERED          THROUGH
-------------------------------------------------------------------------------------------------------------------------
A.    Worker Compensation        Berkley Risk             12/8/2002            $  1,192.00       Month          2/28/2002

B.    Group Medical              Preferred One            Aug. 2002            $ 16,278.22       Month          2/28/2002

C.    Group Dental               Health Partners/         Aug. 2002            $  2,006.13       Month          2/28/2002
                                 Group Health

D.    Property & Liability       Chubb                    9/30/2002            $  1,655.14       Month          2/28/2002
-------------------------------------------------------------------------------------------------------------------------

                      Questionnaire Continued on Next Page

3.    Have any payments been make to any pre-petition creditors?
                  Secured              Yes (   )        No ( X )
                  Priority             Yes (   )        No ( X )
                  Unsecured            Yes (   )        No ( X )

      If yes, please identify to whom the payment(s) has been made, the date(s) and the amount(s).

4.    Have any assets been sold outside the normal course of business?
                  Yes (   )     No ( X )

      If yes, please describe the assets which were sold and attach an order by the Court authorizing the sale.

5. Have all funds been deposited in and disbursed form the chapter 11 debtor bank accounts?
                  Yes ( X )      No (   )

6.    Are all post-petition accounts receivable due from non-related parties?
                  Yes ( X )      No (   )

7. What specific efforts have been made in the past month toward the development of a Plan of Reorganization?

      We have put together financial projections and sent those to the Board of Directors for their review. We are also in the process of writing a business plan (sales and Marketing info) to put into a plan document to review with the board as well.

                         Debtor/Trustee's Certification




Name of Attorney:          MICHAEL MEYER
Address:                   4545 IDS CENTER
                           80 SOUTH EIGHTH ST.
City, State, Zip:          MINNEAPOLIS, MN 55402
Telephone:                 (612) 317-4745

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING COMPLETE MONTHLY OPERATING REPORT (MOR), CONSISTING OF MOR-1 THROUGH MOR-11, PLUS ALL ATTACHMENTS ARE TRUE AND CORRECT.


Signed:     /s/ Dona L. Christenson                   Title: CONTROLLER
            -----------------------
            (Original Signature)

            DONA L. CHRISTENSON                       Date: MARCH 15, 2002